                                                                 Exhibit 2.4

-------
NUMBER          COMMON                                                                      COMMON
   AS            STOCK                                                                      STOCK
--------       PAR VALUE $.01                      [LOGO]                                  CLASS B

                                                                                           -------------
                                                                                               SHARES
                                                                                           --------------
[LOGO]                                        ------------------------
AMERISTEEL                                    AMERISTEEL CORPORATION                        INCORPORATED UNDER
[LOGO]                                         This is to certify that                        THE LAWS OF THE
                                               is the owner of                               STATE OF FLORIDA
                                              ------------------------

                FULLY PAID AND NON-ASSEMBLE SHARES OF THE CLASS B COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                                                                                                 CUSIP 000000 00
                                                                                          SEE REVERSE FOR CERTAIN DEFINITION


                               AmeriSteel Corporation (hereinafter called the "Corporation") transferable on the books of the
                               Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registration.

                                Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.


                                Dated:                                                  [Ameristeel Corporation Seal]
                                COUNTERSIGNED AND REGISTERED:
                                                BANK NAME
                                                                TRANSFER AGENT
                                                                AND REGISTRAR,

                                                                                        /s/
                                                        AUTHORIZED SIGNATURE            -------------------------------------
                                                                                        Chief Financial Officer and Secretary

                                                                                        /s/
                                                                                        --------------------------------------
                                                                                        Chairman and Chief Executive Officer

                            AMERISTEEL CORPORATION

        The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM- as tenants by common                               UNIF GIFT (TRAN) ACT-______Custodian _________
        TEN ENT- as tenants by the entireties                                         (Name)           (Name)
        JT TEN - as joint tenants with right of                      under Uniform Gifts (Transfers) to (Florida)
                 survivorship and not as tenants                              ACT_______________________
                 in common                                                                (Name)

    Additional abbreviations may also be used though not in the above Mst.


For value received_______________hereby sell, assign and transfer into


PLEASE INSERT SOCIAL SECURITY ON OTHER
               IDENTIFING NUMBER OF ASSIGNEE
_____________________________________________________________________________

_____________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________


_____________________________________________________________________________


_______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby innovacably constitute and appoint


___________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the promises.


Dated


                            ----------------------------------------------------
                            NOTICE: THIS SIGNATURE TO THE AGREEMENT MUST
                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE PAGE
                            OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ARBITRATION ON REPLACEMENT OR ANY CHANGE WHATEVER.


SIGNATURES(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURES SHOULD BE GUARANTEED BY A ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION, AS PRESENTLY IN EFFECT, SHOWING THE CLASSES AND SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF, ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE OR TO THE CORPORATION'S TRANSFER AGENT.



-----------------------------------     -----------------------------------
    AMERICAN BANK NOT COMPANY                   PRODUCTION COORDINATOR:
     650 BLAIR MILL ROAD                        PROOF OF OCTOBER 27, 1997
      HORSHAM, PA 10044                             AMERISTEEL
       (215) 657-3400                                H 53290bk
-----------------------------------     -----------------------------------
   SALES:   A. HOBBS: 404-525-1455            OPERATOR:              EG
-----------------------------------     -----------------------------------
  NET/BANKNOTE/HOME/AMERISTEEL                            NEW
-----------------------------------     -----------------------------------